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                                                                     EXHIBIT 4.1


 INCORPORATED UNDER THE LAWS                             CLASS A COMMON STOCK
  OF THE STATE OF DELAWARE
                                                            PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE
    IN NEW YORK, NEW YORK
                                                            ______ SHARES
WCG NUMBER __________                                     CUSIP 969455 10 4
                                                           SEE REVERSE SIDE
                                                       FOR CERTAIN DEFINITIONS

[LOGO]

                      WILLIAMS COMMUNICATIONS GROUP, INC.

THIS IS TO CERTIFY THAT




IS THE OWNER OF


       FULL-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

                              CERTIFICATE OF STOCK


Williams Communications Group, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented thereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto (copies of which are or will be on file at the office of the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:

/s/ HOWARD E. JANZEN                              [SEAL]
    CHIEF EXECUTIVE OFFICER

                                                  COUNTERSIGNED AND REGISTERED

                                                          THE BANK OF NEW YORK

                                                    By
                                                                TRANSFER AGENT
                                                                AND REGISTRAR,

/s/ ROY A. WILKENS
    CHAIRMAN OF THE BOARD
                                                           AUTHORIZED SIGNATURE

/S/ SHAWNA L. GEHRES
    SECRETARY